PROFUNDS

Supplement dated March 29, 2006

to the Prospectus dated March 28, 2006

Commencement of Operation of Certain ProFunds

The following ProFunds have not commenced investment operations:

International ProFund

UltraInternational ProFund

UltraEmerging Markets ProFund

Short International ProFund

UltraShort International ProFund

UltraShort Emerging Markets ProFund

The following ProFunds are expected to commence investment operations on April 19, 2006:

UltraInternational ProFund

UltraEmerging Markets ProFund

UltraShort International ProFund

UltraShort Emerging Markets ProFund

The Trustees and Officers of ProFunds may consider beginning investment operations of International ProFund and Short International ProFund with an initial investment of $5 million or more. The ProFunds listed above may not be available for sale in all states. Please contact ProFunds or your investment adviser to determine if such ProFunds are available for sale in your state.

Please keep this information with your prospectus for future reference.